Exhibit 99.2

FCID HOLDINGS, INC.

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2008 and 2009,
& September 30, 2010 (Unaudited)

FCID HOLDINGS, INC.
Consolidated Financial Statements

RONALD R. CHADWICK, P.C.
Certified Public Accountant
2851 South Parker Road, Suite 720
Aurora, Colorado  80014
Telephone (303)306-1967
Fax (303)306-1944

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
FCID Holdings, Inc.
Melbourne, Florida

I have audited the accompanying consolidated balance sheets of FCID Holdings, Inc. as of December 31, 2008 and 2009, and the related consolidated statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material  respects, the consolidated financial position of FCID Holdings, Inc. as of December 31, 2008 and 2009, and the consolidated results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Aurora, Colorado	Ronald R. Chadwick, P.C.
December 15, 2010	RONALD R. CHADWICK, P.C.

FCID HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS

			Sept. 30, 2010
	Dec. 31, 2008	Dec. 31, 2009	(Unaudited)

ASSETS

Current assets
Cash	$422,060	$403,542	$64,877
Accounts receivable	-	-	67,748
Prepaid expenses	5,946	7,847	7,658
Total current assets	428,006	411,389	140,283

Fixed assets - net	4,909,720	4,860,016	4,738,924
Deposits	5,752	5,752	4,415

Total Assets	$5,343,478	$5,277,157	$4,883,622

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$344,888	$104,094	$49,297
Property taxes payable	-	-	60,300
Tenant deposits	24,969	47,399	47,399
Other liabilities	6,007	5,671	10,978
Total current liabilties	375,864	157,164	167,974

Notes payable	5,499,962	5,499,962	5,433,295

Total Liabilities	5,875,826	5,657,126	5,601,269

Stockholders' Equity
Common stock, no par value;
100,000,000 shares authorized;
12,000,000 shares issued and outstanding	1,000	1,000	1,000
Additional paid in capital	(1,971,192)	(1,974,409)	(2,563,891)
Retained earnings	1,437,844	1,593,440	1,845,244
Total Stockholders' Equity	(532,348)	(379,969)	(717,647)

Total Liabilities and Stockholders' Equity	$5,343,478	$5,277,157	$4,883,622

The accompanying notes are an integral part of the consolidated financial statements.

FCID HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

			Nine Months	Nine Months
			Ended	Ended
	Year Ended	Year Ended	Sept. 30, 2009	Sept. 30, 2010
	Dec. 31, 2008	Dec. 31, 2009	(Unaudited)	(Unaudited)

Rent revenue	$1,227,865	$1,029,725	$747,202	$944,425
Other revenue	4,310	43,683	42,672	3,329
	1,232,175	1,073,408	789,874	947,754

Operating expenses:
Depreciation	151,100	159,588	119,224	121,092
General and administrative	560,834	477,574	360,652	346,565
Loss on investment	715,948	-	-	-
	1,427,882	637,162	479,876	467,657

Gain (loss) from operations	(195,707)	436,246	309,998	480,097

Other income (expense):
Interest revenue	1,254	459	376	93
Interest expense	(246,467)	(281,109)	(221,564)	(228,386)
	(245,213)	(280,650)	(221,188)	(228,293)

Income (loss) before
provision for income taxes	(440,920)	155,596	88,810	251,804

Provision for income tax	-	-	-	-

Net income (loss) before
extraordinary item	(440,920)	155,596	88,810	251,804

Extraordinary item -
hurricane insurance revenue	240,000	-	-	-

Net income (loss)	$(200,920)	$155,596	$88,810	$251,804

Net income (loss) per share
(before extraordinary item)	$(0.04)	$0.01	$0.01	$0.02
(extraordinary item)	0.02	-	-	-

Net income (loss) per share
(Basic and fully diluted)	$(0.02)	$0.01	$0.01	$0.02

Weighted average number of
common shares outstanding	12,000,000	12,000,000	12,000,000	12,000,000

The accompanying notes are an integral part of the consolidated financial statements.

FCID HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

	Common Stock				Stock-
		Amount	Paid in	Retained	holders'
	Shares	No Par	Capital	Earnings	Equity

Balances at December 31, 2007	12,000,000	$1,000	$(1,543,914)	$1,638,764	$95,850

Contributions (distributions) - net			(427,278)		(427,278)

Net income (loss) for the year				(200,920)	(200,920)

Balances at December 31, 2008	12,000,000	$1,000	$(1,971,192)	$1,437,844	$(532,348)

Contributions (distributions) - net			(3,217)		(3,217)

Net income (loss) for the year				155,596	155,596

Balances at December 31, 2009	12,000,000	$1,000	$(1,974,409)	$1,593,440	$(379,969)

Contributions (distributions) - net			(589,482)		(589,482)

Net income (loss) for the period				251,804	251,804

Balances at September 30, 2010 -
Unaudited	12,000,000	$1,000	$(2,563,891)	$1,845,244	$(717,647)

The accompanying notes are an integral part of the consolidated financial statements.

FCID HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

			Nine Months	Nine Months
			Ended	Ended
	Year Ended	Year Ended	Sept. 30, 2009	Sept. 30, 2010
	Dec. 31, 2008	Dec. 31, 2009	(Unaudited)	(Unaudited)

Cash Flows From Operating Activities:
Net income (loss)	$(200,920)	$155,596	$88,810	$251,804

Adjustments to reconcile net loss to
net cash provided by (used for)
operating activities:
Depreciation	151,100	159,588	119,224	121,092
Accounts receivable	-	-	-	(67,748)
Prepaid expenses	9,511	(1,901)	(1,714)	189
Other assets	2,040	-	-	1,337
Accounts payable	62,490	(240,794)	(324,660)	(54,797)
Tenant deposits	(28,824)	22,430	22,430	-
Other liabilities	(75,572)	(336)	(336)	65,607
Loss on investment	715,948	-	-	-
Net cash provided by (used for)
operating activities	635,773	94,583	(96,246)	317,484

Cash Flows From Investing Activities:
Capital withdrawals	248,312	-	-	-
Fixed asset purchases	(144,281)	(109,884)	(109,884)	-
Net cash provided by (used for)
investing activities	104,031	(109,884)	(109,884)	-

(Continued On Following Page)

FCID HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

(Continued From Previous Page)

			Nine Months	Nine Months
			Ended	Ended
	Year Ended	Year Ended	Sept. 30, 2009	Sept. 30, 2010
	Dec. 31, 2008	Dec. 31, 2009	(Unaudited)	(Unaudited)

Cash Flows From Financing Activities:
Note payable - payments	-	-	-	(66,667)
Contributions - net	-	-	224,032	-
Distributions - net	(427,278)	(3,217)	-	(589,482)
Net cash provided by (used for)
financing activities	(427,278)	(3,217)	224,032	(656,149)

Net Increase (Decrease) In Cash	312,526	(18,518)	17,902	(338,665)

Cash At The Beginning Of The Period	109,534	422,060	422,060	403,542

Cash At The End Of The Period	$422,060	$403,542	$439,962	$64,877

Schedule Of Non-Cash Investing And Financing Activities

None

Supplemental Disclosure:

Cash paid for interest	$246,467	$281,109	$221,564	$228,386
Cash paid for income taxes	$-	$-	$-	$-

The accompanying notes are an integral part of the consolidated financial statements.

FCID HOLDINGS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2009, & September 30, 2010 (Unaudited)

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

FCID Holdings, Inc. was incorporated in the State of Florida on February 25, 2010. FCID Holdings, Inc. was formed to act as a holding corporation for other business entities as needed, including Marina Towers, LLC, a Florida limited liability company that owns and manages a commercial real estate office building. Marina Towers, LLC was formed in the State of Florida on July 24, 2003. Effective September 30, 2010, in an acquisition classified as a transaction between parties under common control, FCID Holdings, Inc. acquired all the outstanding membership interests of Marina Towers, LLC (12,000,000 FCID Holdings, Inc. common shares were issued for 60 Class A and 40 Class B membership interests of Marina Towers, LLC), making Marina Towers, LLC a wholly owned subsidiary of FCID Holdings, Inc. The financial statements include the activity of Marina Towers, LLC from January 1, 2008 through February 25, 2010, and the combined activity of FCID Holdings, Inc. and Marina Towers, LLC through September 30, 2010 (FCID Holdings, Inc. was inactive from February 25, 2010 through September 30, 2010), with the capital structure presented as if FCID Holdings, Inc. and Marina Towers, LLC had been combined from July 24, 2003 forward. The combined entities of FCID Holdings, Inc. and Marina Towers, LLC are referred to collectively hereinafter as the “Company”. The Company may engage in any business activity permitted by law, as designated by the Board of Directors of the Company.

Principles of consolidation

The accompanying consolidated financial statements include the accounts of FCID Holdings, Inc. and its wholly owned subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

FCID HOLDINGS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2009, & September 30, 2010 (Unaudited)

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (Continued):

Accounts receivable

The Company reviews accounts receivable periodically for collectability and establishes an allowance for doubtful accounts and records bad debt expense when deemed necessary. At December 31, 2008 and 2009, and September 30, 2010 the Company had no balance in its allowance for doubtful accounts.

Property and equipment

Property and equipment are recorded at cost and depreciated under accelerated or straight line methods over each item's estimated useful life.

Revenue recognition

Revenue is recognized on an accrual basis as earned under contract terms.

Advertising costs

Advertising costs are expensed as incurred. The Company had advertising costs in 2008 and 2009, and for the nine months ended September 30, 2010 of $1,425, $0 and $1,450.

Income tax

The Company accounts for income taxes pursuant to ASC 740. Under ASC 740 deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Because through September 30, 2010 FCID Holdings, Inc. was inactive, and FCID Holdings, Inc.’s active subsidiary is a limited liability company and through September 30, 2010 passed no income through to FCID Holdings, Inc. for federal income tax purposes, the Company through September 30, 2010 paid no income tax at the corporate level.

FCID HOLDINGS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2009, & September 30, 2010 (Unaudited)

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (Continued):

Stock based compensation

The Company accounts for employee and non-employee stock awards under ASC 718, whereby equity instruments issued to employees for services are recorded based on the fair value of the instrument issued and those issued to non-employees are recorded based on the fair value of the consideration received or the fair value of the equity instrument, whichever is more reliably measurable.

Financial Instruments

The carrying value of the Company’s financial instruments, as reported in the accompanying balance sheets, approximates fair value.

Long-Lived Assets

In accordance with ASC 350, the Company regularly reviews the carrying value of intangible and other long-lived assets for the existence of facts or circumstances, both internally and externally, that suggest impairment. If impairment testing indicates a lack of recoverability, an impairment loss is recognized by the Company if the carrying amount of a long-lived asset exceeds its fair value.

Products and services

The Company earns revenue from renting office space, and has no separate operating segments.

NOTE 2. FIXED ASSETS

Fixed asset values recorded at cost are as follows:

			Sept. 30,
	2008	2009	2010
Land	$1,000,000	$1,000,000	$1,000,000
Building	3,055,168	3,055,168	3,055,168
Building improvements	1,552,478	1,662,362	1,662,362
	5,607,646	5,717,530	5,717,530
Less accumulated depreciation	(697,926)	(857,514)	(978,606)
Total	$4,909,720	$4,860,016	$4,738,924

FCID HOLDINGS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2008 and 2009, & September 30, 2010 (Unaudited)

NOTE 3. SERVICE CONTRACTS

The Company carries various service contracts on its office building for repairs, maintenance and inspections. Certain contracts are long term and noncancellable. The Company’s future minimum payments under noncancellable service contracts by year from December 31, 2009 forward are approximately:  2010 $20,000, 2011 $12,000, 2012 $11,000, 2013 $6,500, Total $49,500. Total service contract expense in 2008, 2009 and for the nine months ended September 30, 2010 was $22,556, $23,272, and $18,292.

NOTE 4. MORTGAGE NOTE PAYABLE

The Company has a mortgage note payable on its commercial office building which is secured by land and the building, bears interest at a variable rate of prime plus .5% with a minimum rate of 5.5%, with monthly interest only payments required through January 2010, then monthly principal and interest payments commencing in February 2010 using a 20 year amortization schedule recalculated monthly for interest rate changes, with all outstanding principal and interest due in full in January 2012. The principal balance on the loan at December 31, 2008 and 2009, and September 30, 2010 was $5,499,962, $5,499,962, and $5,433,295. Interest expense under the note in 2008 and 2009, and for the nine months ended September 30, 2010 was $246,505, $281,109, and $258,689. Future minimum principal payments by year (using an interest rate of 5.5% for estimate purposes) from December 31 2009 forward are:  2010 $142,106, 2011 $163,399, 2012 $5,194,457, Total $5,499,962.

NOTE 5. SUBSIDIARY MEMBERS’ EQUITY

The Company’s wholly owned subsidiary, Marina Towers, LLC in its operating agreement has designated two classes of members’ interests, Class A and Class B. A Class A member has voting rights, the right to make additional capital contributions at his sole discretion, and is a managing member. A Class B member has no voting rights and may only make additional capital contributions with a unanimous vote of all Class A members. At December 31, 2008 and 2009, and September 30, 2010 Class A membership interests held a 60% economic interest in Marina Towers, LLC, and the Class B membership interests a 40% economic interest in Marina Towers, LLC. At September 30, 2010 all membership interests, Class A and Class B were held by FCID Holdings, Inc.

NOTE 6. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date of issuance of these financial statements and determined that there are no reportable subsequent events.